Income Taxes	3 Months Ended
Dec. 28, 2013
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
The effective tax rate for continuing operations was 34.3% and 35.8% for the first quarter of fiscal 2014 and 2013, respectively. The effective tax rate for the first quarter of fiscal 2014 was impacted by such items as the domestic production deduction, state income taxes and losses in foreign jurisdictions for which no benefit is recognized.
Unrecognized tax benefits were $169 million and $175 million at December 28, 2013, and September 28, 2013, respectively. The amount of unrecognized tax benefits, if recognized, that would impact our effective tax rate was $144 million and $149 million at December 28, 2013, and September 28, 2013, respectively.
We classify interest and penalties on unrecognized tax benefits as income tax expense. At December 28, 2013, and September 28, 2013, before tax benefits, we had $69 million and $63 million, respectively, of accrued interest and penalties on unrecognized tax benefits.
We are subject to income tax examinations for U.S. federal income taxes for fiscal years 2007 through 2012. We are also subject to income tax examinations by major state and foreign jurisdictions for fiscal years 2003 through 2012 and 2002 through 2012, respectively. We estimate that during the next twelve months it is reasonably possible that unrecognized tax benefits could decrease by as much as $41 million primarily due to expiration of statutes of limitations in various jurisdictions and settlements with taxing authorities.